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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                  CURENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported):  AUGUST 15, 2002
                                             ---------------


                                 FIREPOND, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


          Delaware                 000-29251                 41-1462409
----------------------------    ----------------         -------------------
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)


   890 Winter Street, Waltham, Massachusetts                   02451
   -----------------------------------------                 ---------
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 487-8400
                                                           --------------


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         The Registrant's Board of Directors approved a one-for-ten reverse split of the Registrant's outstanding common stock. The reverse split will become effective at 11:59 p.m. on August 15, 2002. A copy of the press release announcing the reverse stock split is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

The following exhibits are filed as part of this Form 8-K.

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
3.1               Certificate of Amendment to Third Amended and Restated
                  Certificate of Incorporation

99.1 Press Release issued August 15, 2002 announcing the reverse split




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIREPOND, INC.



                                             /s/ Susan Ledoux
                                             -----------------------------------
Date:  August 15, 2002                       Name:   Susan Ledoux
                                             Title:  Chief Financial Officer





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                                INDEX TO EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
3.1               Certificate of Amendment to Third Amended and Restated
                  Certificate of Incorporation

99.1 Press Release issued August 15, 2002 announcing the reverse split